UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
--------------------------------------------------------------------------------
                       FEBRUARY 2, 2005(JANUARY 28, 2005)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


            OKLAHOMA                    1-13726                 73-1395733
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  (State or other jurisdiction   (Commission File No.)      (IRS Employer
        of incorporation)                                   Identification No.)


      6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA        73118
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                On January 28, 2005, we amended and restated our revolving bank credit facility to increase the aggregate commitment under the facility from $600 million to $1.25 billion and extended the agreement through January 28, 2010. The amended and restated credit agreement is attached hereto as exhibit 4.8.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

    4.8 Fifth Amended and Restated Credit Agreement dated January 28, 2005 among Chesapeake Energy Corporation and Chesapeake Exploration Limited Partnership, as Borrower, Bank of America, N.A. and Union Bank of California, N.A., as Co-Administrative Agents, Union Bank of California, N.A., as Administrative Paying, Receiving and Collateral Agent, BNP Paribas, Calyon New York Branch and SunTrust Bank, as Co-Documentation Agents and the several lenders from time to time parties hereto.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHESAPEAKE ENERGY CORPORATION


                                   By:     /s/ AUBREY K. MCCLENDON
                                           ------------------------------------
                                               Aubrey K. McClendon
                                               Chairman of the Board and
                                               Chief Executive Officer

Date:         February 2, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------


  4.8 Fifth Amended and Restated Credit Agreement dated January 28, 2005 among Chesapeake Energy Corporation and Chesapeake Exploration Limited Partnership, as Borrower, Bank of America, N.A. and Union Bank of California, N.A., as Co-Administrative Agents, Union Bank of California, N.A., as Administrative Paying, Receiving and Collateral Agent, BNP Paribas, Calyon New York Branch and SunTrust Bank, as Co-Documentation Agents and the several lenders from time to time parties hereto.